BUZZ US SENTIMENT LEADERS ETF	ALPS ETF TRUST
NYSE Arca Ticker: BUZ	Summary Prospectus March 31, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.alpsfunds.com/regulatory-reports/buz. You can also get this information at no cost by calling 855.215.1425, by sending an e-mail request to sprott@alpsinc.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated March 31, 2018, along with the Fund’s most recent annual report dated November 30, 2017 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the BUZZ NextGen AI US Sentiment Leaders Index (ticker symbol BUZZ) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%
Other expenses	0.00%
Total annual Fund operating expenses	0.75%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$77	$240	$417	$930

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. During the most recent fiscal year ended November 30, 2017, the Fund’s portfolio turnover rate was 260% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based quantitative methodology developed by BUZZ Indexes Inc. (the “Index Provider”), which is designed to identify the U.S. common stocks with the most “positive insights” collected from social media networks. Such positive insights are a measure of the degree of positive company sentiment as well as the breadth of active discussion about each company by participants on social media networks.

The Underlying Index is compiled by the Index Provider. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major U.S. exchanges, have a minimum market capitalization of at least $5 billion, and have a 3 month minimum average daily trading volume of $1 million. All equity securities meeting the above criteria and satisfying the minimum number of mentions requirement are selected for inclusion in the Index Universe. Mentions are defined as investment related posts from relevant online sources which may include news articles, blog posts, social media or other online discussion forums which are classified as relevant for analysis. The minimum number of mentions requirement threshold is based on a proprietary scoring methodology and incorporates a review of a rolling four quarters of data within the analysis. The Index Universe is ranked in descending order based on each company’s insight score as determined by the Index Provider. The Index Provider then selects the 75 companies with the highest positive insight scores for inclusion in the Underlying Index and weights the 75 constituent common stocks of the Underlying Index based on a proprietary scoring model. In calculating a security’s positive or negative “insight score”, the Index Provider’s methodology also takes into account the historic reliability and accuracy of the users that mention the security. The Index Provider weights the 75 constituent common stocks of the Underlying Index based on a proprietary scoring model.

The Underlying Index is reconstituted and rebalanced after the close of the third Thursday of each month. The Underlying Index employs a modified proprietary weighting methodology such that each constituent comprises no more than 3% of the weight of the Underlying Index as of each rebalance.

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BUZZ US SENTIMENT LEADERS ETF

The Fund will invest at least 90% of its net assets in securities that comprise the Underlying Index.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Risks Related to Social Media Analytics. The ability to invest based on social media analytics is relatively new and untested. Investing in companies based on social media analytics involves the potential for market manipulation because social media posts may be made with an intent to manipulate the public perception of a stock or other investment. Furthermore, sentiment analysis of social media postings may prove inaccurate; that is, high positive sentiment may not correlate with positive change in the value of a company’s stock and low positive or negative sentiment may not correlate with negative change in the value of a company’s stock. Additionally, as data suppliers for the Index Provider’s algorithm, social media companies are susceptible to operational risks which may disrupt the Index Provider’s ability to receive meaningful data from such sites.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Common Stock Risk. Common stock held by the Fund may fall in value due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk. In addition, common stock generally has greater price volatility than fixed income securities.

Mid-Capitalization Company Risk. The securities of medium capitalization companies may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Consumer Discretionary Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the consumer discretionary sector in order to track the Underlying Index’s allocation to that sector. These companies may be adversely affected by fluctuations in supply and demand and changes in consumer spending.

Information Technology Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the information technology sector in order to track the Underlying Index’s allocation to that sector. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of the Underlying Index. A high portfolio turnover rate may increase transaction costs, including brokerage commissions, on the sale of the securities and on reinvestment in other securities, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

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FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for a certain time period compare with the average annual returns of the Underlying Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, when available, will be available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	7.14%	September 30, 2017
Lowest Quarterly Return	2.47%	June 30, 2017

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2017

	1 Year	Since Inception (April 19, 2016)
Return Before Taxes	22.00%	15.63%
Return After Taxes on Distributions	21.87%	15.44%
Return After Taxes on Distributions and Sale of Fund Shares	12.56%	12.02%
BUZZ NextGen AI US Sentiment Leaders Index* (reflects no deduction for fees, expenses or taxes)	21.47%	15.00%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	21.83%	17.82%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc., Ryan Mischker, Vice President, Portfolio Management & Research of ALPS Advisors, Inc. and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Messrs. Akins, Mischker, and Hicks have each served in such capacity since April 2016.

PURCHASE AND REDEMPTION OF SHARES

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol BUZ and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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